UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 18, 2007

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290

(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711

(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2007, the Company’s wholly owned subsidiary, Indian-Martin Inc., executed an amendment to its revolving term agreement extending the maturity date of the credit facility to June 30, 2010. All other terms and conditions of the agreement were unchanged. As of December 18, 2007 the outstanding balance on this line was $19.3 million.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	Exhibit	Description

10.1

Third Amendment to Amended and Restated Credit Agreement effective September 5, 2003 by and between Indian-Martin Inc. and JPMorgan Chase Bank, NA. The effective date of the Amendment was December 14, 2007.

	10.2	Promissory note between Indian-Martin Inc. and JPMorgan Chase Bank, NA dated December 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007	ESCALADE, INCORPORATED

By: /s/ TERRY D. FRANDSEN

Terry D. Frandsen, Interim Chief Executive Officer, Vice President and Chief Financial Officer